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SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CALLISTO PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CALLISTO PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

Thursday, December 18, 2008
at 11:00 a.m.

CALLISTO PHARMACEUTICALS, INC.
420 LEXINGTON AVENUE, SUITE 1609
NEW YORK, NEW YORK 10170

November 13, 2008

Dear Stockholder:

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the "Meeting") of Callisto Pharmaceuticals, Inc., which will be held at our offices located at 420 Lexington Avenue, Suite 1609, New York, New York 10170 on Thursday, December 18, 2008, at 11:00 am local time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

        Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

        I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

Sincerely,
/s/ GABRIELE M. CERRONE Gabriele M. Cerrone Chairman of the Board of Directors

CALLISTO PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2008

To our Stockholders:

        The 2008 Annual Meeting of Stockholders (the "Annual Meeting") of Callisto Pharmaceuticals, Inc. ("Callisto" or the "Company") will be held at the Company's offices located at 420 Lexington Avenue, Suite 1609, New York, New York, on Thursday, December 18, 2008, beginning at 11:00 a.m. local time, to consider the following proposals:

  1.
  To elect six directors to Callisto's Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);

  2.
  To ratify the appointment of BDO Seidman, LLP as Callisto's independent registered public accountants for the year ending December 31, 2008 (Proposal No. 2); and

  3.
  To consider and transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

        These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about November 17, 2008, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of Callisto Pharmaceuticals common stock (OTCBB: CLSP) on November 12, 2008, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

        We thank you for your cooperation in returning your proxy as promptly as possible.

By Order of the Board of Directors
/s/ GABRIELE M. CERRONE Gabriele M. Cerrone Chairman of the Board of Directors

New York, New York
November 13, 2008

 IMPORTANT

        The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Annual Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a website address and voting codes, we urge you to vote on the Internet at www.votestock.com or telephonically toll-free at 1-866-626-4508 to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

        Please SIGN, DATE, and RETURN the enclosed Proxy or submit your Proxy by telephone or the Internet immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Callisto Pharmaceuticals, Inc. ("Callisto" or the "Company") to be voted at the Annual Meeting of stockholders which will be at the Company's offices located at 420 Lexington Avenue, Suite 1609, New York, New York, on Thursday, December 18, 2008 beginning at 11:00 a.m., and at any postponements or adjournments thereof on.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:
What is the purpose of the Annual Meeting?

A:
At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors and to approve the ratification of the appointment of the Company's independent registered public accountants. In addition, management will report on the performance of the Company during fiscal year 2008 and respond to questions from stockholders.

Q:
Who is entitled to vote at the meeting?

A:
Stockholders of record at the close of business on November 12, 2008, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company had outstanding and entitled to vote 48,056,661 shares of common stock. The common stock is the only class of stock of Callisto that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Callisto common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Q:
Who can attend the meeting?

A:
Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 10 a.m., and seating will begin at 10:30 a.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:
Why is the Company soliciting proxies?

A:
Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of Callisto (the "Board" or the "Board of Directors") solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the Proxy is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

Q:
What constitutes a quorum?

A:
The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, 48,056,661 shares of Callisto common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 24,028,331 votes will be required to establish a quorum. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present. Because abstentions and withheld votes are considered present for purposes of determining voting power, abstentions and withheld votes have the effect of a vote AGAINST a proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q:
How do I vote?

A:
Callisto is offering you four methods of voting.

•
You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope.

•
You may vote by telephone by calling the toll free number that appears on the enclosed proxy card and following the instructions given.

•
You may vote via the Internet by following the instructions provided on the enclosed proxy card.

•
You may attend the meeting and vote in person.

  All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q:
Can I vote by telephone or electronically?

A:
If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy card. If your shares are held in "street name," please check your Proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

  The deadline for voting by telephone or electronically is 11:59 p.m. (Eastern Daylight Time) on December 17, 2008.

Q:
Can I change my vote after I return my Proxy card?

A:
A Proxy may be revoked by giving the Secretary of Callisto written notice of revocation at any time before the voting of the shares represented by the Proxy. A stockholder who attends the meeting may revoke a Proxy at the meeting. Attendance at the meeting will not, by itself, revoke a Proxy.

Q:
What are the Board's recommendations?

A:
Unless you give other instructions on your Proxy card, the persons named as proxy holders on the Proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•
for election of the nominated slate of directors (see page 4); and

•
for ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year 2008 (see page 9)

  With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:
What vote is required to approve each item?

A:
The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

  Ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accountants for fiscal year 2008, will require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        At the Annual Meeting, the stockholders will elect six directors to serve until the 2009 Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

        Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

        Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees' business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Name	Age	Positions
Gabriele M. Cerrone	36	Chairman of the Board
Gary S. Jacob	61	Chief Executive Officer, Chief Scientific Officer and Director
John P. Brancaccio	60	Director
Christoph Bruening	40	Director
Riccardo Dalla-Favera	55	Director
Randall Johnson	61	Director

        Gabriele M. Cerrone has served as our Chairman of the Board of Directors since May 2003 and as a consultant since January 2005. From March 1999 to January 2005 Mr. Cerrone served as a Senior Vice President of Investments of Oppenheimer & Co. Inc., a financial services firm. Prior to such affiliation, Mr. Cerrone held the position of Managing Director of Investments at Barrington Capital, L.P., a merchant bank, between March 1998 and March 1999. Between May 2001 and May 2003, Mr. Cerrone served on the board of directors of SIGA Technologies, Inc. Mr. Cerrone currently serves as Chairman of the Board of Directors of Synergy Pharmaceuticals, Inc., a biotechnology company and a subsidiary of our company and a director of Inhibitex, Inc., a biotechnology company. Mr. Cerrone is the managing partner of Panetta Partners Ltd., a Colorado limited partnership, that is a private investor in real estate and public and private companies engaged in biotechnology and other areas.

        Gary S. Jacob, Ph.D. has served as our Chief Executive Officer as well as Chief Scientific Officer since May 2003 and a Director since October, 2004. Dr. Jacob has also served as acting Chief Executive Officer, President and a director of Synergy Pharmaceuticals, Inc. since July 2008. Dr. Jacob served as Chief Scientific Officer of Synergy Pharmaceuticals Inc. from 1999 to 2003. From 1990 to 1998, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of Glycobiology. From 1997 to

1998, Dr. Jacob was Director of Functional Genomics, Corporate Science & Technology, Monsanto, where he played a pivotal role in the rapid development of Monsanto's plant genomics strategy and the buildup of the in-house advanced genomics program. From 1990 to 1997, Dr. Jacob was Director of Glycobiology, G.D. Searle Pharmaceuticals Inc. From 1986 to 1990, Dr. Jacob was Manager of the G.D. Searle Glycobiology Group located at Oxford University, England.

        John P. Brancaccio, a retired CPA, has served as a Director of our company since April 2004. Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies. From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company. From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company. Mr. Brancaccio is currently a director of Alfacell Corporation as well as a director of Xenomics, Inc. and Synergy Pharmaceuticals, Inc.

        Christoph Bruening has served as a Director of our company since May 2003. Mr. Bruening organized Value Relations GmbH, a full service investor relations firm operating in Frankfurt, Germany in 1999 and currently serves as its Managing Partner. From 1998 to 1999, Mr. Bruening served as a funds manager and Director of Asset Management for Value Management and Research AG, a private investment fund and funds manager in Germany. From 1997 to 1998, Mr. Bruening was a financial analyst and Head of Research for Value Research GmbH. Mr. Bruening is currently a member of the advisory board of Clarity AG.

        Riccardo Dalla-Favera, M.D has served as a Director of our company since June 2005. Dr. Dalla-Favera has been Director of the Herbert Irving Comprehensive Cancer Center at Columbia University since early 2005, Director for the Institute for Cancer Genetics at Columbia University since 1999 and Professor in the Department of Genetics & Development at Columbia University since 1992. Dr. Dalla-Favera was formerly Deputy Director of Columbia-Presbyterian Cancer Center from 1992 to 1998.

        Randall Johnson, Ph.D. has served as a Director of our company since February 2005. Since February 2002, Dr. Johnson has been serving as a consultant to various venture capital, biotechnology and pharmaceutical companies focusing on oncology. From October 1982 to February 2002, Dr. Johnson served in a number of capacities at GlaxoSmithKline PLC/SmithKline Beecham Pharmaceuticals, most recently as a Group Director in the Department of Oncology Research.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

 CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

        The Board of Directors oversees Callisto's business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that Callisto sends them and by participating in Board and committee meetings.

        During 2007, the Board of Directors held six meetings. Each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served. The Board also approved certain actions by unanimous written consent.

        Directors are encouraged to attend Callisto's annual meetings of stockholders, and Callisto generally schedules a meeting of the Board on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the members constituting the Board of Directors at the time of the annual meeting of stockholders for 2007 attended the 2007 annual meeting of stockholders.

        The Board of Directors has standing Audit, Compensation, and Corporate Governance/Nominating Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Compensation Committee	Corporate Governance/ Nominating Committee
Gabriele M. Cerrone
Gary S. Jacob
Christoph Bruening	*		*
Riccardo Dalla-Favera
John P. Brancaccio	*	*	*
Randall Johnson	*	*
Stephen Carter(1)		*	*

(1)
Dr. Carter resigned from the Board on July 10, 2008.

         Audit Committee.    The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accountants, (ii) appointing, replacing and discharging the independent registered public accountants, (iii) pre-approving the professional services provided by the independent registered public accountants, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent registered public accountants, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent registered public accountants. The functions of the Audit Committee and its activities during 2007 are described in more detail under the heading "Report of the Audit Committee." The Board has determined that each member of the Audit Committee is independent as defined by Nasdaq. The Board has determined that Mr. Brancaccio is an "audit committee financial expert" as defined by the Securities and Exchange Commission. During 2007, the Audit Committee held five meetings. The Audit Committee Charter is posted on Callisto's web site at www.callistopharma.com.

         Compensation Committee.    The Compensation Committee has responsibility for assisting the Board in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of the Company; assuring that the executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the Company; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of the Company's incentive plans and benefit programs; and monitoring of compliance with the legal prohibition on loans to directors and executive officers of the Company. The Board has determined that each member of the Compensation Committee is independent as defined by Nasdaq. During 2007, the Compensation Committee held two meetings. The Compensation Committee Charter is posted on Callisto's web site at www.callistopharma.com.

         Corporate Governance/Nominating Committee.    The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Board has determined that each member of the Corporate Governance/Nominating Committee is independent as defined by Nasdaq. During 2007, the Corporate Governance/Nominating Committee held one meeting. The Corporate Governance/Nominating Committee Charter is posted on Callisto's web site at www.callistopharma.com.

Nomination of Directors

        As provided in its charter, the Corporate Governance/Nominating Committee is responsible for identifying individuals qualified to become directors. The Corporate Governance/Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Corporate Governance/Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Corporate Governance/Nominating Committee considers the entirety of each candidate's credentials.

        Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

  •
  high personal and professional ethics and integrity;

  •
  the ability to exercise sound judgment;

  •
  the ability to make independent analytical inquiries;

  •
  a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

  •
  the appropriate and relevant business experience and acumen.

        In addition to these minimum qualifications, the Corporate Governance/Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

  •
  whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

  •
  whether the person would qualify as an "independent" director under Nasdaq listing standards;

  •
  the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

  •
  the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

        The Corporate Governance/Nominating Committee will consider director candidates recommended by any stockholder provided such recommendations are submitted in accordance with the procedures set forth below.

        In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Corporate Governance/Nominating Committee must comply with the following:

  •
  the recommendation must be made in writing to the Corporate Secretary, Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170;

  •
  the recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company's common stock;

  •
  the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

  •
  a statement from the stockholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of Nasdaq and the Securities and Exchange Commission, as in effect at that time.

        All candidates submitted by stockholders will be evaluated by the Corporate Governance/Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

Directors Compensation

        Under the 2005 Directors' Stock Option Plan, upon election to the Board, each non-employee and non-consultant director receives a grant of 45,000 stock options vesting over three years and having an exercise price equal to the fair market value of the common stock on the date of grant. Upon re-election to the Board, each of the Company's non-employee and non-consultant directors receive an annual grant of 6,000 options vesting over three years having an exercise price equal to the fair market value of the common stock on the date of grant. In addition, non-employee and non-consultant directors will receive an annual grant of options with an exercise price equal to the fair market value of the common stock on the date of grant for serving on Board committees which will vest in one year. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive 5,000, 3,500 and 2,000 stock options, respectively, and members of such committees receive 3,000, 2,000 and 1,000 stock options, respectively.

        Non-employee and non-consultant directors also receive an annual cash fee of $15,000 as well as cash compensation for serving on board committees. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive $10,000, $7,000 and $4,000, respectively, and members of such committees receive $6,000, $4,000 and $2,500, respectively.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, executive officers and employees. The Code of Business Conduct and Ethics can be found as Exhibit 14 to our Form 10-KSB filed on April 14, 2004 and is posted on our website at www.callistopharma.com.

Stockholder Communication with the Board of Directors

        Communications to the Board of Directors, the non-management directors or any individual director may be sent to the Corporate Secretary, c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

        Based on a review of the copies of such forms received, we believe that during 2007, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that a Form 4 with respect to each of Christoph Bruening and Randall Johnson was filed late.

PROPOSAL NO. 2

RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected BDO Seidman, LLP as the independent registered public accountants of the Company for the year ending December 31, 2008. BDO Seidman, LLP audited the financial statements of Callisto Pharmaceuticals, Inc. for the fiscal years ended December 31, 2006 and 2007. Representatives of BDO Seidman, LLP are expected to attend the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

 AUDIT COMMITTEE REPORT

        The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial statements of the Company, the qualifications, independence and performance of the Company's independent registered public accountants and compliance by the Company with legal and regulatory requirements.

        The Audit Committee is comprised solely of independent directors, as defined by Nasdaq, as well as other statutory, regulatory and other requirements applicable to the Company. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which can be viewed at www.callistopharma.com. The Audit Committee annually reviews and assesses the adequacy of its charter in order to insure early or timely compliance with statutory, regulatory, listing and other requirements applicable to the Company.

        The Audit Committee has received from the independent registered public accountants a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent registered public accountants the quality and adequacy of the Company's internal controls. The Audit Committee also reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks.

        The Audit Committee has discussed and reviewed with the independent registered public accountants all communications required by standards of the Public Company Accounting Oversight Board, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent registered public accountants' examination of the financial statements.

        The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2007, with management and the independent registered public accountants. Management has the responsibility for the preparation of the Company's financial statements and the independent registered public accountants have the responsibility for the examination of those statements.

        Based on the above review and discussions with management and the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to stockholder ratification, the selection of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2008, and the Board concurred in its recommendation.

Submitted by the Audit Committee
John P. Brancaccio Christoph Bruening Randall Johnson

        The information contained in the above Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference into such filings.

Principal Accountant Fees and Services

AUDIT FEES.

        The aggregate fees billed and unbilled for the fiscal year ended December 31, 2007 for professional services rendered by our principal accountants for the audits of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $131,000. The aggregate fees billed and unbilled for the fiscal year ended December 31, 2006 for professional services rendered by our principal accountants for the audits of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $138,750.

AUDIT-RELATED FEES.

        There were no aggregate fees billed for the fiscal years ended December 31, 2007 and 2006 for assurance and related services rendered by our principal accountants related to the performance of the audit or review of our financial statements, specifically accounting research.

TAX AND OTHER FEES.

        There were no aggregate fees billed for the fiscal years ended December 31, 2007 and 2006 as there were no tax related or other services rendered by our principal accountants in connection with the preparation of our federal and state tax returns.

Policy on Audit Committee Pre-Approval of Audit, Audit-Related and Permissible Non-Audit Services of the Independent Registered Public Accountants

        Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Recommendation of the Board of Directors

        If the stockholders do not approve the selection of BDO Seidman, LLP, the appointment of the independent registered public accountants will be reconsidered by the Audit Committee of the Board of Directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY.

 OTHER INFORMATION

Share Ownership by Principal Stockholders and Management

        The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of November 12, 2008 by (i) each person know to beneficially own more than 5% of the outstanding common stock, (ii) each of our directors, (iii) the Named Executive Officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, N.Y. 10170.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class
Gabriele M. Cerrone Chairman of the Board	3,387,570	(2)	6.9%
Gary S. Jacob Chief Executive Officer, Chief Scientific Officer and Director	1,124,745	(3)	2.3%
Bernard Denoyer Senior Vice President, Finance and Secretary	200,000	(4)	*
Daniel S. D'Agostino Former Chief Business Officer	116,448	(5)	*
Riccardo Dalla-Favera Director	89,000	(6)	*
Christoph Bruening Director	605,699	(7)	1.3%
John Brancaccio Director	128,123	(8)	*
Randall K. Johnson Director	109,500	(9)	*
All Directors and Executive Officers as a group (7 persons)	5,644,637	(10)	11.1%

(1)
Applicable percentage ownership as of November 12, 2008 is based upon 48,056,661 shares of common stock outstanding.

(2)
Consists of 1,185,833 shares of common stock issuable upon exercise of stock options held by Mr. Cerrone and 2,126,737 shares of common stock, 45,000 shares of common stock issuable upon conversion of 2,250 shares of Series B Convertible Preferred Stock and 30,000 shares of common stock issuable upon exercise of the warrants, each held by Panetta Partners, Ltd. Mr. Cerrone is the sole managing partner of Panetta and in such capacity only exercises voting and dispositive control over securities owned by Panetta, despite him having only a small pecuniary interest in such securities.

(3)
Includes 987,500 shares of common stock issuable upon exercise of stock options.

(4)
Consists of 200,000 shares of common stock issuable upon exercise of stock options.

(5)
Includes 100,000 shares of common stock issuable upon exercise of stock options. Mr. D'Agostino resigned his position on August 1, 2007.

(6)
Consists of 89,000 shares of common stock issuable upon exercise of stock options.

(7)
Includes 130,000 shares of common stock issuable upon exercise of stock options.

(8)
Consists of 128,123 shares of common stock issuable upon exercise of stock options.

(9)
Consists of 109,500 shares of common stock issuable upon exercise of stock options.

(10)
Includes 2,829,956 shares of common stock issuable upon exercise of stock options, 45,000 shares of common stock issuable upon conversion of 2,250 shares of Series B Convertible Preferred Stock and 30,000 shares of common stock issuable upon exercise of the warrants.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

EXECUTIVE COMPENSATION

Compensation Committee Report

        Under the rules of the SEC, this Compensation Committee Report is not deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filings with the SEC.

        The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee
Randall Johnson, Chairman
John Brancaccio

Compensation Discussion and Analysis

Overview

        We compete with many other biotechnology companies in seeking to attract and retain a skilled work force. To meet this challenge, we have developed our compensation structure to enable our management to make decisions regarding our compensation programs, to manage these programs, and to effectively communicate the goals of these programs to our employees and stockholders.

        Our compensation philosophy is to offer our employees compensation and benefits that are competitive and that meet our goals of attracting, retaining and motivating highly skilled employees so that we can achieve our financial and strategic objectives.

        Utilizing this philosophy, our compensation programs are designed to:

  •
  be "market-based" and reflect the competitive environment for personnel;

  •
  stress our "pay for performance" approach to managing pay levels;

  •
  share risks and rewards with employees at all levels;

  •
  be affordable, within the context of our operating expense model;

  •
  align the interests of our employees with those of our stockholders;

  •
  reflect our values; and

  •
  be fairly and equitably administered.

        In addition, as we administer our compensation programs, we plan to:

  •
  evolve and modify our programs to reflect the competitive environment and our changing business needs;

  •
  focus on simplicity, flexibility and choice wherever possible;

  •
  openly communicate the details of our programs with our employees and managers to ensure that our programs and their goals are understood; and

  •
  provide our managers and employees with the tools they need to administer our compensation programs.

Elements of Our Compensation Program

        As a total rewards package, we design our compensation program to enable us to attract and retain talented personnel. The individual elements of our compensation program serve to satisfy this larger goal in specific ways as described below.

        We design base pay to provide the essential reward for an employee's work, and is required to be competitive in attracting talent. Once base pay levels are initially determined, increases in base pay are provided to recognize an employee's specific performance achievements. Consistent with our compensation philosophy, we implement a "pay for performance" approach that provides higher levels of compensation to individual employees whose results merit greater rewards. Our managers typically make performance assessments throughout the year, and provide ongoing feedback to employees, provide resources and maximize individual and team performance levels.

        We design equity-based compensation, including stock options, to ensure that we have the ability to retain talent over a longer period of time, and to provide optionees with a form of reward that aligns their interests with those of our stockholders. Employees whose skills and results we deem to be critical to our long-term success are eligible to receive higher levels of equity-based compensation.

        We also utilize various forms of variable compensation, including cash bonuses that allow us to remain competitive with other companies while providing upside potential to those employees who achieve outstanding results.

        Core benefits, such as our basic health benefits, are designed to provide a stable array of support to employees and their families throughout various stages of their careers, and are provided to all employees regardless of their individual performance levels.

        The four key elements of our compensation structure are:

  •
  base pay;

  •
  variable pay;

  •
  equity-based pay; and

  •
  benefits.

        Consistent with our compensation philosophy, we have structured each element of our rewards package as follows:

  Base Pay

        We create a set of base pay structures that are both affordable and competitive in relation to the market. We continuously monitor base pay levels within the market and make adjustments to our structures as needed. In general, an employee's base pay level should reflect the employee's overall sustained performance level and contribution to our company over time. We seek to structure the base pay for our top performers to be aggressive in relation to the market.

  Variable Pay

        We design our variable pay programs to be both affordable and competitive in relation to the market. We monitor the market and adjust our variable pay programs as needed. Our variable pay programs, such as our bonus program, are designed to motivate employees to achieve overall goals. Our programs are designed to avoid entitlements, to align actual payouts with the actual results achieved and to be easy to understand and administer.

  Equity-Based Rewards

        We design our equity programs to be both affordable and competitive in relation to the market. We monitor the market and applicable accounting, corporate, securities and tax laws and regulations and adjust our equity programs as needed. Stock options and other forms of equity compensation are designed to reflect and reward a high level of sustained individual performance over time. We design our equity programs to align employees' interests with those of our stockholders.

  Benefits Programs

        We design our benefits programs to be both affordable and competitive in relation to the market while conforming with local laws and practices. We monitor the market, local laws and practices and adjust our benefits programs as needed. We design our benefits programs to provide an element of core benefits, and to the extent possible, offer options for additional benefits, be tax-effective for employees in each country and balance costs and cost sharing between us and our employees.

Determining the Amount of Each Element of Compensation

         Base Pay.    We provide our executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. The Compensation Committee intends to compensate our executive officers competitively within the industry. The Compensation Committee considered the scope of and accountability associated with each executive officer's position and such factors as the performance and experience of each executive officer when setting base salary levels for fiscal year 2007. With respect to executive officers other than Dr. Jacob, who is discussed below, the Compensation Committee targeted base salaries to be competitive with our peers within the biotechnology industry. In some circumstances it is necessary to provide compensation above these levels; these circumstances include the need to retain key individuals, to recognize roles that were larger in scope or accountability than standard market positions and/or to reward individual performance.

        Salary levels are typically reviewed annually as part of our performance review process as well as upon a promotion or other change in job responsibility.

         Variable Pay.    The Compensation Committee and the executive officer work together to establish targets and goals for the executive officers. Upon completion of the fiscal year, the Compensation

Committee assesses the executive officer's performance and with input from management determines the amount of variable pay to be awarded within the parameters of the executive officer's agreement with us.

         Equity-Based Pay.    The Compensation Committee may provide our executive officers with long-term incentive awards through grants of stock options. The Compensation Committee is responsible for determining who will receive awards, when awards will be granted, the exercise price of each stock option grant, and the number of shares of our common stock subject to each option. The Compensation Committee considers grants of long-term incentive awards to executive officers each fiscal year. Stock options enhance the link between the creation of stockholder value and long-term executive incentive compensation. Stock options provide our executive officers with the opportunity to purchase and maintain an equity interest in our company and to share in the appreciation of the value of our common stock. Additionally, stock options maintain a competitive level of total compensation. The Compensation Committee believes that stock options are inherently performance-based and are a form of at-risk compensation, as the optionee does not receive any benefit unless our stock price rises after the date that the option is granted, thus providing direct incentive for future performance. Stock option award levels are determined based on prevailing market practice and market data and vary among participants based on their positions within our company.

        Our stock options typically have annual vesting over a three-year period and a term of ten years, in order to encourage a long-term perspective and to encourage key employees to remain with us. We also use performance based vesting in our option grants. Generally, vesting and exercise rights cease upon termination of employment. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Timing of Equity Awards

        Only the Compensation Committee may approve stock option grants to our executive officers. Stock options are generally granted at predetermined meetings of the Compensation Committee. On limited occasions, grants may occur upon unanimous written consent of the Compensation Committee, which occurs primarily for the purpose of approving a compensation package for newly hired or promoted executives. The exercise price of a newly granted option is the closing price of our common stock on Over-the-Counter Bulletin Board on the date of grant.

Executive Equity Ownership

        We encourage our executives to hold a significant equity interest in our company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

        We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Severance and Change in Control Arrangements

        Several of our executives have employment and other agreements which provide for severance payment arrangements and/or acceleration of stock option vesting that would be triggered by an acquisition or other change in control of our company. See "—Employment Agreements and Change of Control Arrangements" below for a description of the severance and change in control arrangements for our named executive officers.

Effect of Accounting and Tax Treatment on Compensation Decisions

        In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives.

        Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to our chief executive officer and each of our next four most highly compensated executive officers, unless certain specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. We believe that grants of equity awards under our existing stock plans qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and therefore our compensation committee has not adopted a policy requiring all compensation to be deductible. Our compensation committee will continue to assess the impact of Section 162(m) on our compensation practices and determine what further action, if any, is appropriate.

Role of Executives in Executive Compensation Decisions

        Our board of directors and our Compensation Committee generally seek input from our Chief Executive Officer, Gary S. Jacob, when discussing the performance of, and compensation levels for executives other than himself. The Compensation Committee also works with Dr. Jacob and our Vice President, Finance evaluating the financial, accounting, tax and retention implications of our various compensation programs. Neither Dr. Jacob nor any of our other executives participates in deliberations relating to his or her own compensation.

Chief Executive Officer Compensation for Fiscal Year 2007

        On February 16, 2007, Dr. Jacob entered into an Extension and Amendment Agreement with us as approved by the Compensation Committee which extended the term under his employment agreement to June 30, 2009. In addition, pursuant to the agreement, Dr. Jacob was granted 225,000 ten year incentive stock options exercisable at $0.81 per share of which 75,000 vest on each of December 31, 2007, 2008 and 2009. The Compensation Committee believes the grant of options to Dr. Jacob is a key component of his compensation and an important means of ensuring that as Chief Executive Officer he continues to share significantly in the success of our business with the other stockholders. The Compensation Committee determined that it was appropriate to grant these options for these reasons and due to Dr. Jacob's performance. Dr. Jacob received a salary of $300,000 for 2007. Dr. Jacob also earned a bonus of $78,750 for 2007. Dr. Jacob's bonus was earned pursuant to this employment agreement and is based on achieving key performance objectives for our company as approved and measured by the Compensation Committee.

 SUMMARY COMPENSATION TABLE

        The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Principal Financial Officer and three other highest paid executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal year 2007.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Gary S. Jacob	2007	300,000	78,750	109,323	488,073
Chief Executive Officer	2006	287,500	48,125	82,147	417,772
and Chief Scientific Officer	2005	225,000	33,750	—	258,750
Bernard F. Denoyer	2007	123,500	12,000	29,862	165,362
Senior Vice President, Finance	2006	111,576	10,461	—	122,037
and Secretary	2005	79,167	6,563	—	85,730
Gabriele M. Cerrone(2)	2007	252,083	84,147	130,793	467,023
Chairman of the Board	2006	213,542	125,855	—	339,397
	2005	191,498	30,750	—	222,248
Daniel S. D'Agostino(3)	2007	102,083	—	—	102,083
Former Chief Business Officer	2006	175,000	32,814	—	207,814

(1)
Amounts represent stock-based compensation expense for fiscal year 2007 and 2006 for stock options granted in 2007 and 2006 under SFAS 123R as discussed in Note 3 Summary of Significant Accounting Policies subheading "Share-based payments," of the Notes to our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2007.

(2)
Mr. Cerrone is being paid pursuant to a consulting agreement with us.

(3)
Mr. D'Agostino was appointed Chief Business Officer in October 2005. From October 2004 to October 2005, Mr. D'Agostino served as a consultant to us. Mr. D'Agostino resigned his position on August 1, 2007.

GRANTS OF PLAN-BASED AWARDS

        The following table sets forth information regarding stock option awards to our named executive officers under our stock option plans during the fiscal year ended December 31, 2007:

Name	Grant Date	Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Share)	Fair Value at Grant Date of Option Awards(1)
Gary S. Jacob	February 16, 2007	225,000	(2)	0.81	$29,188
Bernard F. Denoyer	April 12, 2007	75,000	(3)	0.66	$5,297
Gabriele M. Cerrone	January 25, 2007	225,000	(2)	0.96	$13,851

(1)
Amount represents stock-based compensation expense for stock options granted in 2007 under SFAS 123R as discussed in Note 3 Summary of Accounting Policies subheading "Share-based payments," of the Notes to our Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2007.

(2)
75,000 options vest on each of December 31, 2007, 2008 and 2009.

(3)
25,000 options vest on each of April 12, 2008, 2009 and 2010.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Gary S. Jacob	500,000	—		1.50	June 13, 2013
	112,500	162,500	(1)	3.00	June 29, 2014
	200,000	150,000	(2)	1.01	July 6, 2015
	50,000	100,000	(3)	1.64	March 17, 2016
	75,000	150,000	(4)	0.81	February 16, 2017
Bernard F. Denoyer	100,000	—		3.60	January 15, 2014
	50,000	25,000	(5)	1.38	July 29, 2015
	—	75,000	(6)	0.66	April 12, 2017
Gabriele M. Cerrone	189,167	—		0.75	May 3, 2008
	27,778	—		0.75	October 1, 2009
	200,000	—		1.25	January 18, 2011
	333,055	—		1.30	April 22, 2013
	75,000	—		1.50	June 13, 2013
	100,000	—		3.20	April 26, 2014
	375,000	—		1.70	January 10, 2015
	75,000	150,000	(7)	0.96	January 25, 2017
Daniel S. D'Agostino	100,000	—		1.53	October 10, 2015

(1)
The remaining 162,500 options vest upon certain drug development or licensing benchmarks.

(2)
150,000 options vest on July 6, 2008.

(3)
50,000 options vest on each of March 17, 2008 and 2009.

(4)
75,000 options vest on each of December 31, 2008 and 2009.

(5)
25,000 options vest on July 29, 2008.

(6)
25,000 options vest on each of April 12, 2008, 2009 and 2010.

(7)
75,000 options vest on each of December 31, 2008 and 2009.

 DIRECTOR COMPENSATION

        The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2007 for services to our company.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Christoph Bruening(2)	28,750	269	29,019
Riccardo Dalla-Favera(3)	15,000	167	15,167
John P. Brancaccio(4)	31,500	537	32,037
Stephen K. Carter(5)	23,125	323	23,448
Randall Johnson(6)	22,750	457	23,207

    (1)
    Amounts represent the expensed fair value for fiscal year 2007 of stock options granted in 2007 under SFAS 123R as discussed in Note 3 Summary of Significant Accounting Policies subheading "Share-based payments," of the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2007.

    (2)
    Stock options for the purchase of an aggregate of 236,000 shares were outstanding as of December 31, 2007, with a grant date fair value of $437,260.

    (3)
    Stock options for the purchase of an aggregate of 95,000 shares were outstanding as of December 31, 2007, with a grant date fair value of $65,723.

    (4)
    Stock options for the purchase of an aggregate of 134,123 shares were outstanding as of December 31, 2007, with a grant date fair value of $228,474.

    (5)
    Stock options for the purchase of an aggregate of 114,861 shares were outstanding as of December 31, 2007, with a grant date fair value of $121,873.

    (6)
    Stock options for the purchase of an aggregate of 115,500 shares were outstanding as of December 31, 2007, with a grant date fair value of $112,891.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

        We are party to an employment agreement with Gary S. Jacob, Ph.D. dated June 13, 2003, pursuant to which Dr. Jacob serves as our Chief Executive Officer and Chief Scientific Officer. Dr. Jacob's employment agreement, as amended, is in effect until December 31, 2009. Dr. Jacob's salary is $300,000 per year and he and he may earn a performance bonus of 20% of his base salary, per year, based on meeting performance objectives and bonus criteria to be mutually identified by Dr. Jacob and the Compensation Committee of the Board of Directors. During 2007, Dr. Jacob exceeded his performance objectives and earned a bonus of $78,750. On February 16, 2007, Dr. Jacob was granted 225,000 ten year incentive stock options exercisable at $0.81 per share of which 75,000 vest on each of December 31, 2007, 2008 and 2009.

        Dr. Jacob is a party to an Extension and Severance Agreement with us dated June 9, 2005 as amended February 16, 2007 which provides that in the event there is a change of control of our company and the executive's employment shall have been terminated within two years after a change in control by him for good reason or by our company and such termination did not occur as a result of (i) the executive's death, (ii) the executive's disability, (iii) the executive's retirement or (iv) the executive's termination for cause, the executive shall be entitled to an amount equal to the compensation due to the executive for the term of his employment under his employment agreement for the time remaining of such employment term. In addition, all of the executive's unvested stock options shall immediately and irrevocably vest and the exercise period of such options will be extended to the later of the longest period permitted by our stock option plans or ten years following termination. A "Change in Control" shall be deemed to have occurred if (i) there shall be consummated (A) any consolidation or merger of our company in which we are not the continuing or surviving corporation or pursuant to which shares of our common stock would be converted into cash, securities or other property, other than a merger of our company in which the holders of our common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of our company; or (ii) the stockholders of our company shall approve any plan or proposal for the liquidation or dissolution of our company, (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than us or any employee benefit plan sponsored by us, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of our securities representing 20% or more of the combined voting power of our then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or (iv) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of our company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by our stockholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period (or in the case that Dr. Jacob is our CEO, in addition if the Board appoints a new CEO during the term of the agreement or substantially reduces the title and authority of Dr. Jacob without his prior consent). Had a "Change of Control" occurred on December 31, 2007 and the executive had been terminated on that date, Dr. Jacob would have been eligible for total compensation (salary and bonus) for the term of his employment under his employment agreement for the time remaining of such employment term, of $720,000. As of December 31, 2007 the unrecognized fair value of all Dr. Jacob's unvested options was $147,471.

        We are party to an employment agreement with Bernard Denoyer, dated January 15, 2004, as amended September 1, 2006, to serve as our Vice President, Finance. On December 10, 2007 we entered into an amended and restated employment agreement with Bernard Denoyer pursuant to which Mr. Denoyer serves as our Senior Vice President, Finance and Secretary. Mr. Denoyer's amended and restated employment agreement is for a term of 12 months beginning December 1, 2007 and is automatically renewable for successive one year periods at the end of the term. Mr. Denoyer's base salary is $162,000 per year and he may earn a performance bonus of 15% of his base salary per year at the discretion of the Compensation Committee of the Board of Directors. During 2007, Mr. Denoyer earned a bonus of $12,000. On April 12, 2007, Mr. Denoyer was granted 75,000 ten year incentive stock options exercisable at $0.66 per share of which 25,000 vest on each of April 12, 2008, 2009 and 2010.

CONSULTING AGREEMENTS

        On December 18, 2007 we entered into a consulting agreement with Dr. Douglas A. Drossman to become a member of our Clinical and Scientific Advisory Board and to provide consulting services related to our SP-304 (Guanilib) clinical development program. Under the agreement Dr. Drossman is paid $4,000 per day or $400 per hour, whichever is less for the consulting period, and reimbursed for expenses. The term of the agreement is twelve months and can be terminated by us at our discretion, at any time.

        On February 26, 2006 we entered into a consulting agreement with Dr. Arthur Sytkowski to be our medical monitor for clinical trials. Under the agreement Dr. Sytkowski is paid $250 per hour and reimbursed for expenses. The term of the agreement is twelve months and can be terminated by him or us with 90 days advance notice.

        On January 31, 2006 we entered into a consulting agreement with Dr. Moshe Talpaz, whereby Dr. Talpaz will provide consulting services for our Degrasyns program. Under the agreement Dr. Talpaz will be paid $10,000 per year and was granted 575,000 10-year options to purchase our common stock at $1.60 per share. Such options vest based on milestones related to the Degrasyns compounds being developed towards FDA approval. In addition, pursuant to the agreement we agreed to issue 75,000 restricted shares of common stock to Dr. Talpaz subject to stockholder approval. The term of the agreement is for the length of time we are developing the Degrasyns platform of compounds in all indications.

        On December 27, 2004, we entered into a consulting agreement (the "Original Agreement") with Gabriele M. Cerrone, our Chairman of the Board and a principal stockholder. On January 25, 2007, we entered into an Extension and Amendment Agreement with Mr. Cerrone. The Extension and Amendment Agreement extends the term of the Original Agreement between us and Mr. Cerrone to December 31, 2009. Among other things, the Extension and Amendment Agreement increases Mr. Cerrone's compensation from $205,000 to $275,000 per year. In addition, Mr. Cerrone was granted 225,000 ten year non-qualified stock options at an exercise price of $0.96 per share of which 75,000 vest on each of December 31, 2007, 2008 and 2009. Under the Original Agreement, Mr. Cerrone received a grant of 375,000 ten year non-qualified stock options at an exercise price of $1.70 per share, all of which have vested. Additionally, pursuant to the Original Agreement, in recognition of the services beyond that required of Mr. Cerrone during 2006, Mr. Cerrone earned a bonus of $125,855. Under the Extension and Amendment Agreement Mr. Cerrone may earn a performance bonus of 22.5% of his base compensation, for each twelve month period during the term of the Extension and Amendment Agreement, based on meeting performance objectives and bonus criteria to be mutually identified by Mr. Cerrone and the Compensation Committee of our Board of Directors. During 2007 Mr. Cerrone exceeded his performance objectives and earned a performance bonus of $84,147 under the Extension and Amendment Agreement. As of December 31, 2007 the unrecognized fair value of all Mr. Cerrone's unvested options was $30,758.

        In the event the agreement is terminated without cause or for good reason, Mr. Cerrone will receive a cash payment equal to the aggregate amount of his annual fee for the then remaining term of the Agreement and all unvested stock options will immediately vest and the exercise period of such options will be extended to the later of the longest period permitted by our stock option plans or ten years following termination. In the event a change of control of the Company occurs, Mr. Cerrone shall be entitled to such compensation upon the subsequent termination of the agreement within two years of the change in control unless such termination is the result of Mr. Cerrone's death, disability or retirement or his termination for cause. Had Mr. Cerrone been terminated without cause or good reason on December 31, 2007 he would have been eligible for total compensation of $673,750 for the time remaining under the Extension and Amendment Agreement.

        On August 12, 2004, in connection with our L-Annamycin license, we entered into a consulting agreement with Roman Perez-Soler, M.D., for a term concurrent with the L-Annamycin license agreement. In connection therewith Dr. Perez-Soler agreed to be appointed to our Scientific Advisory Board. As consideration for consulting and advisory services Dr. Perez-Soler shall receive a $30,000 per year consulting fee and 44,000 shares of restricted common stock. In addition, we granted to Dr. Perez-Soler an option to purchase 468,500 shares of common stock at an exercise price of $3.00 per share.

STOCK OPTION PLANS

        We rely on incentive compensation in the form of stock options to retain and motivate directors, executive officers, employees and consultants. Incentive compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers, employees and consultants, to encourage them to remain with us and to enable them to develop and maintain an ownership position in our common stock.

        In 1996, we adopted the 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") for employees, consultants and outside directors to purchase up to 2,000,000 shares of common stock. This Plan was amended in December 2002 to increase the number of shares authorized under the Plan to 10,000,000. The option term for 4,148,374 options outstanding to date under the Plan is ten years from date of grant. The Plan terminated on January 1, 2006 under its original terms and no further options will be granted under the Plan.

        On October 20, 2005, our stockholders approved the 2005 Equity Compensation Incentive Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Equity Plan is 5,000,000. The option term for options granted under the 2005 Equity Plan is ten years from date of grant and there were 3,418,000 options available for future grants as of December 31, 2007.

        On October 20, 2005, our stockholders approved our 2005 Directors' Stock Option Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Directors' Plan is 1,000,000. The option term for options granted under the 2005 Directors' Plan is ten years from date of grant and there are 841,500 option shares available for future grants as of December 31, 2007.

        Our 2005 Equity Compensation Incentive Plan authorizes the grant of stock options to directors (excluding outside directors), eligible employees, including executive officers and consultants. The value realizable from exercisable options is dependent upon the extent to which our performance is reflected in the value of our common stock at any particular point in time. Equity compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers and other employees. We approve the granting of options in order to motivate these employees to maximize stockholder value. Generally, vesting for options granted under the stock option plan is determined at the time of grant, and options expire after a 10-year period. Options are generally granted at an exercise price not less than the fair market value at the date of grant. As a result of this policy, directors, executives, employees and consultants are rewarded economically only to the extent that the stockholders also benefit through appreciation in the market. Options granted to employees are based on such factors as individual initiative, achievement and performance. In administering grants to executives, the Compensation Committee of the Board of Directors evaluates each executive's total equity compensation package. The compensation committee generally reviews the option holdings of each of the executive officers, including vesting and exercise price and the then current value of such unvested options. We consider equity compensation to be an integral part of a competitive executive compensation package and an important mechanism to align the interests of management with those of our stockholders.

        The options we grant under the 2005 Equity Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. None of our stock option plans are qualified deferred compensation plans under Section 401(a) of the Code, and are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). As of December 31, 2007, we have 2,352,333 stock options outstanding not subject to our stock option plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On December 27, 2004 we entered into a consulting agreement with Gabriele M. Cerrone, our Chairman of the Board and a principal shareholder. On January 25, 2007, we entered into an Extension and Amendment Agreement with Mr. Cerrone. The agreement extends the term of the consulting agreement between us and Mr. Cerrone dated as of December 27, 2004 to December 31, 2009. Among other things, the agreement increases Mr. Cerrone's compensation from $205,000 to $275,000 per year. In addition, Mr. Cerrone was granted 225,000 ten year non-qualified stock options at an exercise price of $0.96 per share of which 75,000 vest on each of December 31, 2007, 2008 and 2009. Additionally pursuant to the agreement, in recognition of the services beyond that required of Mr. Cerrone during the period from July 1, 2006 to January 25, 2007. Mr. Cerrone shall be eligible to earn a cash bonus of up to 22.5% of his base compensation for each twelve month period during the term of the agreement based on meeting performance objectives and bonus criteria to be mutually identified by Mr. Cerrone and our Board.

        The agreement, the amendment and their respective terms were approved by our Compensation Committee, which consists solely of independent members of the Board. Additional information concerning the terms of the consulting agreement are set forth in Item 9 of Form 10-K for the year ended December 31, 2007.

CONFLICTS OF INTEREST

        Gabriele Cerrone and his affiliates are subject to certain potential conflicts of interests. His consulting agreement expressly recognizes that he may provide consulting services to others. In addition, from time to time, he or his affiliates may be presented with business opportunities which could be suitable for our business and Mr. Cerrone is not subject to any restrictions with respect to other business activities, except to the extent such activities are in violation of our Code of Conduct and Ethics or violate general confidentiality provisions of his consulting agreement. In instances where there is potential conflict of interest or business opportunity, with respect to any officer or director, including Mr. Cerrone, our Audit Committee has both the authority and responsibility to review such matters and take appropriate actions.

        Any future transactions with officers, directors or 5% stockholders will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors who have access to our counsel or independent legal counsel at our expense.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports and Form 10-K.

        Additional copies of Callisto's Annual Report and Form 10-K for the fiscal year ended December 31, 2007 may be obtained without charge by writing to the Secretary, Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170. Callisto's Annual Report and Form 10-K can also be found on Callisto's website: www.callistopharma.com.

Stockholders Proposals for the 2009 Annual Meeting.

        Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2009 Annual Meeting of Stockholders must submit the same to the Secretary, at the Company's principal executive office at 420 Lexington Avenue, Suite 1609, New York, New York 10170, no later than June 12, 2009.

Proxy Solicitation Costs.

        The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                      THE BOARD OF DIRECTORS

New York, New York
November 13, 2008

PROXY CARD

CALLISTO PHARMACEUTICALS, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 18, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Gabriele M. Cerrone and Gary S. Jacob, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Callisto Pharmaceuticals, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on December 18, 2008 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Callisto Pharmaceuticals, Inc. to be held at Callisto’s offices located at 420 Lexington Avenue, Suite 1609, New York, New York 10170, on Thursday, December 18, 2008, beginning at 11:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-2

	FOR	WITHHOLD
1. Election of Directors
Nominees

01-Gabriele M. Cerrone	☐	☐
02-Gary S. Jacob	☐	☐
03-Christoph Bruening	☐	☐
04-Riccardo Dalla-Favera	☐	☐
05-John P. Brancaccio	☐	☐
06-Randall K. Johnson	☐	☐
	☐	☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify BDO Seidman, LLP as Callisto’s independent registered public accountants for fiscal year 2008.	☐	☐	☐

Important:  Please sign exactly as name appears on this proxy.  When signing as attorney,  executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: , 2008

Signature

Name (printed)

Title

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.                                      VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

OR

2.                                      VOTE BY TELEPHONE:  After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts.  Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at

1-866-626-4508 on a touch-tone telephone

OR

3.                                      VOTE BY MAIL:  If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., prevailing time, on December 17, 2008.

Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

QuickLinks

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
CALLISTO PHARMACEUTICALS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2008
IMPORTANT
PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
OTHER INFORMATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS